                                                                   EXHIBIT 10.20

                        CORPORATE RESOLUTIONS TO BORROW




BORROWER:       ULTRADATA CORPORATION



       I, the undersigned Secretary or Assistant Secretary of ULTRADATA Corporation (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

       I FURTHER CERTIFY that attached hereto as Attachment 1 is a true and complete copy of the Certificate of Incorporation of the Corporation, which is in full force and effect on the date hereof.

       I FURTHER CERTIFY that at a meeting of the Directors of the Corporation (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

       BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

       NAMES                   POSITIONS                ACTUAL SIGNATURES
       ------------------------------------------------------------------

-----------------------    ------------------      ----------------------

-----------------------    ------------------      ----------------------

-----------------------    ------------------      ----------------------

-----------------------    ------------------      ----------------------

-----------------------    ------------------      ----------------------

acting for and on behalf of this Corporation and as its at and deed be, and they hereby are, authorized and empowered:

       BORROW MONEY. To borrow from time to time from Silicon Valley Bank ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Loan Agreement dated as of September 23, 1996 (the "Loan Agreement").

       EXECUTE NOTES. To execute and deliver to Bank the promissory note or notes of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Bank, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

       NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

       FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

       BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

       I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

       IN WITNESS WHEREOF, I have hereunto set my hand on September 23, 1996 and attest that the signatures set opposite the names listed above are their genuine signatures.


                                    CERTIFIED TO AND ATTESTED BY:


                                    X
                                     -------------------------------------------

                                       2